Filed pursuant to Rule 497
File No. 333-205405

PROSPECTUS SUPPLEMENT
(To Prospectus dated August 23, 2016	February 9, 2017
and Prospectus Supplements dated August 24, 2016
and November 21, 2016)

Oxford Lane Capital Corp.

$50,000,000

Common Stock

This prospectus supplement supplements the prospectus supplement dated November 21, 2016 (the “Second Prospectus Supplement”), the prospectus supplement dated August 24, 2016 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated August 23, 2016 (the “Base Prospectus,” together with the First Prospectus Supplement, the Second Prospectus Supplement, and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an equity distribution agreement, dated March 7, 2016, with Ladenburg Thalmann & Co. Inc., which was amended on November 21, 2016.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Supplementary Risk Factor” section in the Second Prospectus Supplement and the “Risk Factors” section beginning on page 21 of the Base Prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to February 8, 2017, we sold a total of 3,067,199 shares of common stock pursuant to the “at-the-market” offering. The total amount of capital raised as a result of these sales of common stock was approximately $33.9 million and net proceeds were approximately $33.0 million after deducting the sales agent’s commissions and offering expenses.

RECENT DEVELOPMENTS

Financial Results as of December 31, 2016

•	Net asset value per share as of December 31, 2016 stood at $10.74 compared with a net asset value per share at September 30, 2016 of $9.94.

•	Net investment income, calculated in accordance with generally accepted accounting principles ("GAAP"), was approximately $7.7 million, or approximately $0.38 per share, for the quarter ended December 31, 2016.

•	Our core net investment income ("Core NII") was approximately $11.7 million, or approximately $0.58 per share, for the quarter ended December 31, 2016.

•	Core NII represents net investment income adjusted for additional cash distributions received, or entitled to be received (if any, in either case), on our collateralized loan obligation ("CLO") equity investments. (See additional information under "Supplemental Information Regarding Core Net Investment Income" below).

•	Total investment income, calculated in accordance with GAAP, amounted to approximately $14.7 million for the quarter ended December 31, 2016.

o	For the quarter ended December 31, 2016, we recorded GAAP investment income from our portfolio as follows:

▪	approximately $14.0 million from our CLO equity investments,

▪	approximately $0.3 million from our CLO debt investments, and

▪	approximately $0.4 million from other sources.

o	While our experience has been that cash flow distributions have historically represented useful indicators of our CLO equity investments' annual taxable income, we believe that current and future cash flow distributions may provide less useful indications as to the final determination of taxable income with respect to our CLO equity investments. In general, we currently expect our annual taxable income to be higher than our GAAP earnings for the current fiscal year.

o	The weighted average yield of our CLO debt investments at current cost was approximately 9.1% as of December 31, 2016.

o	The weighted average effective yield of our CLO equity investments at current cost was approximately 17.6% as of December 31, 2016.

o	The weighted average cash yield of our CLO equity investments at current cost was approximately 23.8% as of December 31, 2016.

•	Net increase in net assets from operations was approximately $27.8 million, or approximately $1.38 per share, for the quarter ended December 31, 2016, including:

•	Net investment income of approximately $7.7 million;

•	Net realized losses of approximately $0.9 million; and

•	Net unrealized appreciation of approximately $21.0 million.

•	During the quarter ended December 31, 2016, we made additional CLO equity investments of approximately $96.3 million.

•	During the quarter ended December 31, 2016, we sold approximately $69.0 million of our CLO equity investments.

•	During the quarter ended December 31, 2016, we issued a total of 1,641,304 shares of common stock pursuant to an "at-the-market" offering, resulting in net proceeds of approximately $18.5 million after deducting the sales agent's commissions and offering expenses.

•	Our Board of Directors has declared the following distributions on our common stock:

Quarter Ending	Record Date	Payment Date	Amount Per Share
March 31, 2017	March 16, 2017	March 31, 2017	$0.60
June 30, 2017	June 16, 2017	June 30, 2017	$0.40
September 30, 2017	September 15, 2017	September 29, 2017	$0.40

•	These distributions reflect our solid operating performance during the quarter ended December 31, 2016 and the full 2016 calendar year, and our projections of the impact of the recent rise in the 3-month LIBOR (and the corresponding loss of the benefit from LIBOR floors) and compression in corporate loan spreads on our taxable income in 2017. We note that this change is not related to current or projected cash flow diversions from our CLO equity portfolio, and that all of our CLO equity positions made full distributions in the quarter ended December 31, 2016. Going forward, we intend to declare and pay special distributions to our shareholders on an as-needed basis, in order to comply with our income distribution requirements as a regulated investment company.

Our Board of Directors has also declared the required monthly dividends on our Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares (each, a "Share"), as follows:

	Per Share Dividend Amount Declared	Record Dates	Payment Dates

Series 2023	$0.15625	March 17, April 17, May 17	March 31, April 28, May 31

Series 2024	$0.16930	March 17, April 17, May 17	March 31, April 28, May 31

In accordance with their terms, each of the Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares will pay a monthly dividend at a fixed rate of 7.50% and 8.125%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $2.03125 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not in any case be lower than 7.50% and 8.125% per year, respectively, for each of the Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares.

Supplemental Information Regarding Core Net Investment Income

On a supplemental basis, we provide information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. Our non-GAAP measure may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted for additional cash distributions received, or entitled to be received (if any, in either case), on our CLO equity investments.

Income from investments in the "equity" class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method based upon an effective yield to the expected redemption utilizing estimated cash flows, compared to the cost resulting in an effective yield for the investment; the difference between the actual cash received or distributions entitled to be received and the effective yield calculation is an adjustment to cost. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by us during the period (referred to in the table below as "CLO equity additional distributions").

Further, in order to continue to qualify to be taxed as a regulated investment company ("RIC"), we are required, among other things, to distribute at least 90% of our investment company taxable income annually. Therefore, core net investment income may, for certain periods, provide a better indication of estimated taxable income for a reporting period than does GAAP net investment income, although we can offer no assurance that will be the case as the ultimate tax character of our earnings cannot be determined until tax returns are prepared after the end of a fiscal year. We note that this non-GAAP measure may not be a useful indicator of taxable earnings, particularly during periods of market disruption and volatility.

The following table provides a reconciliation of net investment income to Core NII for the three months ended December 31, 2016:

	Three Months Ended December 31, 2016
	Amount	Per Share Amounts
Net investment income	$7,664,319	$0.380
CLO equity additional distributions	4,076,677	0.202
Core net investment income	$11,740,996	$0.582

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

On February 7, 2017, the Company filed its Quarterly Schedule of Portfolio Holdings on Form N-Q for the period from October 1, 2016 to December 31, 2016. The text of the Quarterly Schedule of Portfolio Holdings is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this Second Prospectus Supplement or the Prospectus, and you should not consider that information to be part of this Second Prospectus Supplement or the Prospectus.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

(Unaudited)

Item 1. Schedule of Investments

COMPANY(1)/INVESTMENT	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Debt Investments
Neuberger Berman CLO XIII, Ltd.	structured finance
CLO secured notes - Class F(3)(4)(6), (LIBOR + 6.50%, due January 23, 2024)		$4,500,000	$4,014,644	$4,230,000

OFSI Fund VII, Ltd.	structured finance
CLO secured notes - Class F(3)(4)(6), (LIBOR + 5.65%, due October 18, 2026)		5,564,000	4,762,378	4,417,816

Telos CLO 2013-3, Ltd.	structured finance
CLO secured notes - Class F(3)(4)(6), (LIBOR + 5.50%, due January 17, 2024)		3,000,000	2,771,347	2,700,000
Total Collateralized Loan Obligation - Debt Investments			$11,548,369	$11,347,816	4.92%

Collateralized Loan Obligation - Equity Investments
AIMCO CLO, Series 2014-A	structured finance
CLO subordinated notes(5)(7), (Estimated yield 8.04%, maturity July 20, 2026)		$26,000,000	$16,157,423	$14,452,566

ALM X, Ltd.	structured finance
CLO preference shares (5)(7), (Estimated yield 24.92%, maturity January 15, 2025)		3,800,000	2,502,576	2,598,351

AMMC CLO XII, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 27.00%, maturity May 10, 2025)		7,178,571	3,739,479	3,302,143

Anchorage Capital CLO 5, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 22.70%, maturity October 15, 2026)		2,000,000	1,153,578	1,346,528

Ares XXV CLO Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 15.40%, maturity January 17, 2024)		15,500,000	9,151,440	8,370,000

Ares XXVI CLO Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 21.21%, maturity April 15, 2025)		15,115,000	6,781,807	6,716,264

Ares XXIX CLO Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 10.41%, maturity April 17, 2026)		12,750,000	8,649,535	7,355,511

Ares CLO Warehouse 2017-1 Ltd.	structured finance
CLO preference shares(5)(7)(9)(10), (Estimated yield 14.27%, maturity December 22, 2017)		6,000,000	6,000,000	6,000,000

Atrium XII CLO	structured finance
CLO subordinated notes(5)(7), (Estimated yield 20.10%, maturity October 22, 2026)		37,762,500	30,309,417	38,140,125

Battalion CLO VII Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 12.97%, maturity October 17, 2026)		24,000,000	17,839,713	12,960,000

Benefit Street Partners CLO V Ltd.	structured finance
CLO preference shares(5)(7), (Estimated yield 15.84%, maturity October 20, 2026)		5,000,000	3,251,435	3,350,000

B&M CLO 2014-1 LTD	structured finance
CLO subordinated notes(5)(7), (Estimated yield 20.89%, maturity April 16, 2026)		2,000,000	1,064,006	920,000

(Continued on next page)

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS - (continued)

DECEMBER 31, 2016

(Unaudited)

COMPANY(1)/INVESTMENT	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 13.72%, maturity April 18, 2025)		$9,250,000	$6,632,830	$5,599,429

Carlyle Global Market Strategies CLO 2014-4, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 20.08%, maturity October 15, 2026)		12,892,000	8,527,563	9,271,303

CENT CLO 16, L.P.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 36.70%, maturity August 01, 2024)		10,500,000	5,424,959	6,405,000

CIFC Funding 2014-III, Ltd.	structured finance
CLO income notes(5)(7), (Estimated yield 21.08%, maturity July 22, 2026)		10,000,000	6,120,898	6,300,000

Dryden 42 Senior Loan Fund	structured finance
CLO subordinated notes(5)(7), (Estimated yield 17.31%, maturity July 15, 2027)		3,500,000	3,071,201	3,430,000

Hull Street CLO Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 11.94%, maturity October 18, 2026)		15,000,000	9,827,174	7,200,000

Ivy Hill Middle Market Credit VII, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 13.69%, maturity October 20, 2025)		7,000,000	5,567,057	5,295,216

Jamestown CLO III, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 26.36%, maturity January 15, 2026)		15,575,000	7,752,961	9,189,250

Jamestown CLO IV, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 43.02%, maturity July 15, 2026)		5,000,000	1,533,145	2,350,000

JFIN CLO 2015-II Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 19.09%, maturity October 17, 2026)		3,750,000	2,925,856	3,352,334

Midocean Credit CLO VI	structured finance
CLO income notes(5)(7)(9), (Estimated yield 18.49%, maturity January 20, 2029)		19,700,000	16,753,439	16,794,250

Mountain Hawk II CLO, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 0.95%, maturity July 20, 2024)		10,000,000	6,168,238	3,478,000

Mountain Hawk III CLO, Ltd.	structured finance
CLO income notes(5)(7), (Estimated yield 8.20%, maturity April 18, 2025)		17,200,000	10,056,072	6,657,469
CLO M notes(8), (Maturity April 18, 2025)		2,389,676	-	288,747

Neuberger Berman CLO XII, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 28.38%, maturity July 25, 2023)		22,200,000	11,735,745	12,210,000

Neuberger Berman CLO XIII, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 22.21%, maturity January 23, 2024)		6,255,000	2,473,472	2,126,700

(Continued on next page)

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS - (continued)

DECEMBER 31, 2016

(Unaudited)

COMPANY(1)/INVESTMENT	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
OFSI Fund VII, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 14.21%, maturity October 18, 2026)		$28,840,000	$21,753,263	$18,457,600

OZLM XIV, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 18.76%, maturity January 15, 2029)		17,000,000	13,098,823	15,075,040

Parallel 2015-1 Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 15.81%, maturity July 20, 2027)		10,250,000	7,392,211	6,765,000

Regatta III Funding Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 33.25%, maturity April 15, 2026)		2,750,000	1,018,271	1,151,635

Shackleton II CLO, Ltd.	structured finance
CLO income notes(5)(7), (Estimated yield 20.26%, maturity October 20, 2023)		25,000,000	16,120,279	15,000,000

Shackleton 2015-VII CLO, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 18.58%, maturity April 15, 2027)		8,000,000	6,488,673	6,743,783

Sound Point CLO VIII, Ltd.	structured finance
CLO subordinated fee notes(8), (Maturity April 15, 2027)		224,719	202,247	138,649

Telos CLO 2013-3, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 26.15%, maturity January 17, 2024)		10,333,334	6,598,602	5,528,334

Telos CLO 2013-4, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 33.81%, maturity July 17, 2024)		11,350,000	6,715,362	6,881,917

THL Credit Wind River 2014-3 CLO Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 18.67%, maturity January 22, 2027)		18,530,000	14,890,958	15,750,500

THL Credit Wind River 2016-3 CLO Ltd.	structured finance
CLO subordinated notes(5)(7)(9)(10), (Estimated yield 12.70%, maturity September 10, 2018)		10,000,000	10,000,000	10,000,000

Venture XVII CLO, Ltd.	structured finance
CLO subordinated notes(5)(7), (Estimated yield 20.60%, maturity July 15, 2026)		13,000,000	8,669,255	8,316,277

Venture XVIII CLO, Ltd.	structured finance
CLO subordinated fee notes(8), (Maturity October 15, 2026)		357,055	-	193,443

Venture XXV CLO, Ltd.	structured finance
CLO subordinated notes(5)(7)(9), (Estimated yield 15.39%, maturity April 20, 2029)		4,000,000	3,707,355	3,394,480

Wellfleet 2016-2 CLO, Ltd.	structured finance
CLO subordinated notes(5)(7)(9), (Estimated yield 17.90%, maturity October 20, 2028)		10,000,000	8,577,336	8,200,000

Other CLO equity related investments	structured finance
CLO other(8)			-	2,419,142
Total Collateralized Loan Obligation - Equity Investments			$336,403,654	$329,474,986	142.91%

Total Investments			$347,952,023	$340,822,802	147.83%

LIABILITIES IN EXCESS OF OTHER ASSETS				(110,267,758)
NET ASSETS (equivalent to $10.74 per share based on 21,469,520 shares of common stock outstanding)				$230,555,044

(Continued on next page)

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS - (continued)

DECEMBER 31, 2016

(Unaudited)

(1)	Oxford Lane Capital Corp. (“OXLC”, “we”, or the “Fund”) does not "control" and is not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Fund.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount.
(5)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(6)	The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of December 31, 2016.
(7)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(8)	Fair value represents discounted cash flows associated with fees earned from CLO equity investments
(9)	Investment has not made inaugural distribution for relevant period end. See “Note 3. Investment Income.”
(10)	The subordinated shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

(Unaudited)

NOTE 1. INVESTMENT VALUATION

OXLC determines fair value of its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. A significant estimate made in the preparation of OXLC’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXLC’s investments are valued based upon “Level 3” inputs as of December 31, 2016.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in collateralized loan obligation (“CLO”) investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. OXLC Management, LLC (“OXLC Management”) or the Fund’s board of directors (the “Board of Directors”) may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

(Unaudited)

NOTE 2. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at December 31, 2016 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

CLO debt	$-	$-	$11.3	$11.3

CLO equity	-	-	329.5	329.5

Total	$-	$-	$340.8	$340.8

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2016 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series 2023 Term Preferred Shares	$69.4	$77.1	$-	$77.1	$-
Series 2024 Term Preferred Shares	48.7	52.3	-	52.3	-
Total	$118.1	$129.4	$-	$129.4	$-

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of December 31, 2016. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation techniques and methodologies and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of December 31, 2016	Valuation Techniques / Methodologies	Unobservable Input	Range / Weighted Average(4)
	($ in millions)
CLO debt	$11.3	Market quotes	NBIB(1)	79.4%-94.0% / 86.9%

CLO equity	302.4	Market quotes	NBIB(1)	34.0%-101.0% / 65.1%
	24.1	Recent transactions	Actual trade(2)	67.3%-85.3% / 81.8%

CLO equity - side letters	3.0	Discounted cash flow(3)	Discount rate(3)	12.9%-16.2% / 14.5%

Total Fair Value for Level 3 Investments	$340.8

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

(Unaudited)

NOTE 2. FAIR VALUE – (continued)

(1)	The Fund generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.
(2)	Prices provided by independent pricing services are evaluated in conjunction with actual trades and, in certain cases, the value represented by actual trades may be more representative of fair value as determined by the Board of Directors.
(3)	The Fund will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. OXLC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.
(4)	Weighted averages are calculated based on fair value of investments.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

NOTE 3. INVESTMENT INCOME

Income from securitization vehicles and equity investments

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in CLO warehouse facilities based on a stated rate as per the underlying note purchase agreement or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income – Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of December 31, 2016, the Fund had no non-accrual assets in its portfolio.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from CLO equity fee letter investments are an enhancement to the return on a CLO equity investment, are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a take-out of the warehouse by a permanent CLO structure; such fees are earned and recognized when the take-out is completed.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

(Unaudited)

NOTE 4. U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the U.S. Tax Code (the “Code”) and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Differences between distributions and net investment income may also result from the treatment of short-term gains as ordinary income for tax purposes. Our distribution policy is based upon our estimate of our distributable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis.

As of December 31, 2016, the cost and net unrealized depreciation of securities on a tax basis were as follows:

Cost for federal income tax purposes	$383,745,260
Gross unrealized appreciation	$13,603,875

Gross unrealized depreciation	(56,526,333)
Net unrealized depreciation	$(42,922,458)